                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

    Delaware                   1-14120                     52-1611421
(State or other        (Commission File Number)        (I.R.S. Employer
jurisdiction of                                       Identification No.)
 incorporation)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On May 17,  2006,  Blonder  Tongue  Laboratories,  Inc.  issued a press  release announcing its unaudited financial results for the first quarter ended March 31,
2006. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.  The information  disclosed in this report, including  Exhibit  99.1  hereto,  is being  furnished  and  shall not be deemed
"filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) The following exhibits are filed herewith:

     Exhibit 99.1 Press Release dated May 17, 2006.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                           By:  /s/ Eric Skolnik
                               Eric Skolnik
                               Senior Vice President and Chief Financial Officer

Date: May 17, 2006

                                  EXHIBIT INDEX

    Exhibit No.                          Description

    Exhibit 99.1                 Press Release of Blonder  Tongue  Laboratories,
                                 Inc. dated May 17, 2006 regarding its unaudited
                                 financial results for the first quarter ended
                                 March 31, 2006.